UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

 FORM 8−K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
 Securities Exchange Act of 1934

Date of Report: March 14, 2017
 (Date of earliest event reported)

Firsthand Technology Value Fund, Inc.
 (Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	814−00830 (Commission File Number)	27−3008946 IRS Employer Identification Number)

150 Almaden Blvd., Suite 1250 San Jose, CA (Address of principal executive offices)		95113 (Zip Code)

(800) 976−8776
 (Registrant's telephone number, including area code)

Not Applicable
 (Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a−12 under the Exchange Act (17 CFR 240.14a−12)
[ ]	Pre−commencement communications pursuant to Rule 14d−2(b) under the Exchange Act (17 CFR 240.14d−2(b))
[X]	Pre−commencement communications pursuant to Rule 13e−4(c) under the Exchange Act (17 CFR 240.13e−4(c))

Item 8.01 Other Events

On March 14, 2017, Firsthand Technology Value Fund, Inc. (the “Fund”) issued a press release announcing that the Fund has issued its annual letter to its shareholders. The letter provides an overview of the Fund’s performance and achievements over the last year.

Item 9.01. Financial Statements and Exhibits

(a) Financial statements:
   None
(b) Pro forma financial information:
   None
(c) Shell company transactions:
   None
(d) Exhibits

99.1 Press Release dated March 14, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 14, 2017	FIRSTHAND TECHNOLOGY VALUE FUND, INC.

	By:	/s/ Kevin Landis
Kevin Landis President

Exhibit Index

Exhibit No.	Description
99.1	Press release dated March 14, 2017